                       SECURITIES AND EXCHANGE COMMISSION
                              WASHNGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 31, 2001

                       GLOBAL ASSET HOLDINGS, INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                   011-15449               65-0722193
        --------                   ---------               ----------
(State or other jurisdiction (Commission File No.) (Employer Identification No.)
     of incorporation)

      11900 Biscayne Boulevard, Suite 262, Miami, Florida            33181
      ---------------------------------------------------          ---------
           (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (305) 981-0539

                                  ------------

Item 2. Acquisition or Disposition of Assets

National Online Services, Inc. Transaction

On March 31, 2001, Global Asset Holdings, Inc. ("Global") entered into an agreement to purchase National Online Services, Inc. ("National Online"), a Florida corporation. The transaction consisted of Global exchanging 2,000,000 of its shares for all of the outstanding shares of National Online and was intended as a tax-free reorganization for federal income tax purposes pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986. Prior to the transaction, the outstanding stock of National Online was owned as follows: 80% by TransVoice Ltd. ("TransVoice"), a United Kingdom limited company and 20% by Sheldon Goldstein. Prior to the transaction, TransVoice held 2,000,000 shares or 33 1/3% of the stock of Global. As part of another unrelated acquisition, TransVoice may be entitled to receive additional stock of Global.

As part of the transaction, Global will also provide the former shareholders of National Online with contingent consideration. If during the eighteen-month period commencing April 1, 2001 and ending September 30, 2002, the accumulated net after tax income of National Online is $1,200,000 or greater, then the former shareholders of National Online shall receive that number of additional Global shares, valued at $10.00 per share, equivalent to the dollar value of the excess of net after tax income of National Online over $1,200,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (A) Financial statements of business acquired

        It is impracticable to file the financial statements of National Online required by Rule 3-05 of Regulation S-X at this time. Such financial statements will be filed by amendment within 60 days of the date of the filing of this Report on Form 8-K.

    (B) Pro forma financial information

        It is impracticable to file the pro forma financial information required by Article 11 of Regulation S-X at this time. Such pro forma financial information will be filed by amendment within 60 days of the date of the filing of this Report on Form 8-K.

    (C) Exhibits

         (2) Exchange Agreement and Plan of Reorganization by and among Trans Voice Investments, Ltd., Sheldon Goldstein, and Global Asset Holdings Incorporated.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 11, 2001                 GLOBAL ASSET HOLDINGS, INCORPORATED
                                        (Registrant)


                                        By: /s/ Irving Greenman
                                        --------------------------
                                        Irving Greenman
                                        President